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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: September 24, 1998
              Date of earliest event reported: September 22, 1998

                               ATLAS CORPORATION
            (Exact name of registrant as specified in its charter)


     DELAWARE                   1-2714                  13-5503312
     (State of                  (Commission             (IRS Employer
     Incorporation)             File Number)            Identification No.)

                      370 SEVENTEENTH STREET, SUITE 3140
                            DENVER, COLORADO 80202
                   (Address of principal executive offices)


                                (303) 629-2440
             (Registrant's telephone number, including area code)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     The news release dated September 22, 1998, a copy of which is attached as
Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ATLAS CORPORATION

Date: September 24, 1998              By:  /s/ James R. Jensen
                                           -------------------
                                           James R. Jensen
                                           Secretary and Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit No.     Description                                Page No.
-----------     -----------                                --------

    1.          News Release dated September 22, 1998         5



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